1994 LONG-TERM PERFORMANCE INCENTIVE PLAN OF

NAPRO BIOTHERAPEUTICS, INC.

(as amended and restated effective June 21, 2001)

1. Introduction and Purpose. NaPro BioTherapeutics, Inc., a Delaware corporation (the "Company") previously adopted the 1994 Long-Term Performance Incentive Plan of NaPro BioTherapeutics, Inc. (the "Plan"). The Plan was amended and restated effective May 28, 1998 and again effective January 1, 2001. In accordance with the provisions of Paragraph 20 of the Plan, the Plan is hereby again amended and restated in its entirety, generally effective as of June 21, 2001. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing incentives to certain employees of the Company and to certain other key individuals who perform services for the Company, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company. In the case of options granted to the Company's non-employee directors, the Plan is intended to more closely align the interests of such directors with the Company's stockholders.

2. Administration. The Plan shall be administered solely by the Board of Directors (the "Board") of the Company or, if the Board shall so designate, by a committee of the Board that shall be comprised of not fewer the two directors (the "Committee"); provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor statutory provision thereto (the "Code"), and any implementing regulations (and any successor provisions thereof), so permit without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3 and the exemption from the limitations on the deductibility of certain executive compensation provided by Section 162(m), the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, to such other person or persons as it may determine in its discretion. References to the Committee hereunder shall include the Board where appropriate. The membership of the Committee or such successor committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 and Section 162(m). No member of the Committee shall have within one year prior to his appointment received awards under the Plan ("Awards") or under any other plan, program or arrangement of the Company or any of its affiliates if such receipt would cause such member to cease to be a "disinterested person" under Rule 16b-3; provided that if at any time Rule 16b-3 so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, one or more members of the Committee may cease to be a "disinterested person."

The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein) (i) to select the employees and other key individuals to be granted Awards under the Plan, (ii) to determine the type, size and terms of the Award to be made to each individual selected, subject to the limitations set forth in Paragraph 4(b), (iii) to modify the terms of any Award that has been granted, (iv) to determine the time when Awards will be granted, (v) to establish performance objectives, (vi) to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States and (vii) to prescribe the form of the instruments embodying Awards made under the Plan, except as otherwise provided in Paragraph 9(a) with respect to automatic grants of Stock Options to Eligible Directors. The Committee is authorized (A) to interpret the Plan and the Awards granted under the Plan, (B) to establish, amend and rescind any rules and regulations relating to the Plan, and (C) to make any other determinations which it deems necessary or desirable for the administration of the Plan. The Committee (or its delegate as permitted herein) may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan participants. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute. Determinations to be made by the Committee under the Plan may be made by its delegates as permitted herein.

3. Eligibility. Consistent with the purposes of the Plan, the Committee shall have exclusive power (except as may be delegated as permitted herein) to select the key employees and other key individuals performing services for the Company and any of its subsidiaries who may participate in the Plan and be granted Awards under the Plan. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion. No non-employee director of the Company shall be eligible to receive an Award under the Plan, except pursuant to Paragraph 9.

4. Awards under the Plan.

(a) Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) "Stock Options," (ii) "Stock Appreciation Rights," (iii) "Restricted Stock," (iv) "Performance Grants" and (v) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of the Plan (including, but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States). Stock Options, which include "Nonqualified Stock Options" (which may be awarded to participants or sold at a price determined by the Committee ("Purchased Options")) and "Incentive Stock Options" or combinations thereof, are rights to purchase common shares of the Company having a par value of $.0075 per share and stock of any other class into which such shares may thereafter be changed (the "Common Shares"). Nonqualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Paragraph 5. Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Common Shares, other Company securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property ("Other Company Securities")) or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Paragraph 6. Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to Paragraph 7. Performance Grants are contingent awards subject to the terms, conditions and restrictions described in Paragraph 8, pursuant to which the participant may become entitled to receive cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

(b) Maximum Number of Shares that May be Issued. There may be issued under the Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 5,200,000 Common Shares, subject to adjustment as provided in Paragraph 15. The maximum number of underlying Common Shares which any participant may be granted under Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Grants or any other Award in any one taxable year of the Company shall not exceed 400,000 Common Shares. Common Shares issued pursuant to the Plan may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. If any Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights, or if any Award is canceled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

(c) Rights with respect to Common Shares and Other Securities.

(i) Unless otherwise determined by the Committee in its discretion, a participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period (as hereinafter defined), ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, a participant with whom an Award agreement is made to issue Common Shares in the future, shall have no rights as a stockholder with respect to Common Shares related to such agreement until issuance of a certificate to him.

(ii) Unless otherwise determined by the Committee in its discretion, a participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any. Except as provided in Paragraph 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

5. Stock Options. The Committee may grant or sell Stock Options either alone, or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter, provided that an Incentive Stock Option may be granted only to an eligible employee of the Company or any parent or subsidiary corporation. No Incentive Stock Option shall be granted under the Plan unless the Plan is approved by the Company's stockholders within twelve months after the date of the Plan's adoption. Each Stock Option (referred to herein as an "Option") granted or sold under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

(a) Notwithstanding anything in the Plan to the contrary, effective December 16, 2000, unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of the Company's shareholders, neither the Company nor the Committee shall grant an Option with an option price that is less than 100% of the fair market value of the Common Shares subject to such Option at the time the Option is granted, as determined by the Committee, nor reduce the exercise price of any Option granted under the Plan; provided, however, that in the case of an Incentive Stock Option granted to an employee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any parent or subsidiary (a "Ten Percent Employee"), such option price shall not be less than 110% of such fair market value at the time the Option is granted.

(b) Subject to the per participant limitation set forth in Paragraph 4(b) and the provisions of Paragraph 9(a) with respect to automatic grants of Stock Options to Eligible Directors, the Committee shall determine the number of Common Shares to be subject to each Option. The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Option are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Option, or to the extent that any other Award granted in conjunction with such Option is paid.

(c) The Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee's lifetime only by him. Unless the Committee determines otherwise, the Option shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Paragraph 13 or his death.

(d) The Option shall not be exercisable:

(i) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Option, after the expiration of ten years from the date it is granted. Subject to the provisions of Paragraph 9(a) with respect to automatic grants of Stock Options to Eligible Directors, any Option may be exercised during such period only at such time or times and in such installments as the Committee may establish;

(ii) unless payment in full is made for the shares being acquired thereunder at the time of exercise; such payment shall be made in such form (including, but not limited to, cash, Common Shares, or the surrender of another outstanding Award under the Plan, or any combination thereof) as the Committee may determine in its discretion; and

(iii) unless the person exercising the Option has been, at all times during the period beginning with the date of the grant of the Option and ending on the date of such exercise, employed by or otherwise performing services for the Company, or a corporation, or a parent or subsidiary of a corporation, substituting or assuming the Option in a transaction to which Section 424(a) of the Code is applicable, except that

(A) if an employee of the Company or a person performing services for the Company other than as a director shall cease such employment or performance of services (other than by a termination or removal for cause) while holding an Option which has not expired and has not been fully exercised, such person, at any time within 90 days (or such period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; provided that, effective for Options granted on or after January 1, 2001, if an employee of the Company ceases such employment while holding an Option which has not expired and has not been fully exercised, and shortly thereafter begins to perform services for the Company other than as an employee, the Committee may, in its sole discretion, permit such person to exercise his or her unexpired Options in accordance with the same vesting schedule that applied to such Options during his or her employment as if the person's employment with the Company had not ceased until such time as the person ceases to perform services for the Company, after which time the preceding provisions of this subparagraph 5(d)(iii)(A) shall apply; or

(B) if a non-employee director of the Company shall resign or shall otherwise be removed (other than a removal for cause) while holding an Option which has not expired and has not been fully exercised, such non-employee director, at any time within three years (or such period determined by the Committee) after the date he ceased to be a director (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased to be a director, or with respect to such greater number of shares as determined by the Committee; or

(C) if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 13 or early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Option which has not expired and has not been fully exercised, such person, at any time within three years (or such period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; in the event that such a disabled person, within three years following termination of employment, resumes his employment or performance of services for the Company: (i) such person may exercise such Option with respect to all shares underlying such Option as originally granted; provided that, to the extent that any of such shares were not exercisable at the time of such person's termination of employment or performance of services by reason of disability, such person may exercise such Option with respect to such unexercisable shares only in accordance with a revised vesting schedule as determined by the Committee and (ii) the expiration date of such Option shall be automatically extended by a period of time equal to the period commencing on the date that such person's employment or performance of services for the Company was terminated by reason of disability and ending on the date such person resumed employment or performance of services for the Company; provided that, notwithstanding the foregoing, the expiration date of any Incentive Stock Option shall not in any case be so extended; or

(D) if any person to whom an Option has been granted shall die holding an Option which has not expired and has not been fully exercised, his executors, administrators, heirs, or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Option has expired), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his death, or with respect to such greater number of shares as determined by the Committee.

(e) In the case of an Incentive Stock Option, the amount of the aggregate fair market value of Common Shares (determined at the time of grant of the Option pursuant to subparagraph 5(a) of the Plan) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

(f) It is the intent of the Company that Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

(g) A Purchased Option may contain such additional terms not inconsistent with this Plan, including but not limited to the circumstances under which the purchase price of such Purchased Option may be returned to the optionee, as the Committee may determine in its sole discretion.

6. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, Performance Grants or other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

(a) Subject to the per participant limitation set forth in Paragraph 4(b), the Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. The number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

(b) The Award of Stock Appreciation Rights may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee's lifetime only by him. Unless the Committee determines otherwise, the Award of Stock Appreciation Rights shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Paragraph 13 or his death.

(c) The Award of Stock Appreciation Rights shall not be exercisable:

(i) in the case of any Award of Stock Appreciation Rights which is attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date it is granted. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Committee may establish;

(ii) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

(iii) unless the person exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company, except that

(A) if an employee of the Company or a person performing services for the Company shall cease such employment or performance of services (other than by a termination or removal for cause) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person, at any time within 90 days (or such period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Award of Stock Appreciation Rights has expired), may exercise the Award of Stock Appreciation Rights with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

(B) if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 13 or early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may, at any time within three years (or such other period determined by the Committee) after the date he ceased such employment or performance of service (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

(C) if any person to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which the decedent could have exercised the Award of Stock Appreciation Rights at the time of his death, or with respect to such greater number of shares as determined by the Committee.

(d) An Award of Stock Appreciation Rights shall entitle the holder (or any person entitled to act under the provisions of subparagraph 6(c)(iii)(C) hereof) to exercise such Award or to surrender unexercised the Option (or other Award) to which the Stock Appreciation Right is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange thereof, without payment to the Company, that number of Common Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the fair market value of one share, at the time of such exercise, over the exercise price (or Option Price, as the case may be), times the number of shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right. The value of a Common Share, Other Company Securities or property, or other forms of payment determined by the Committee for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the Stock Appreciation Right, unless the Committee, in its discretion, determines otherwise.

(e) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subparagraph 6(d) hereof.

(f) No fractional shares may be delivered under this Paragraph 6, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee in its discretion.

7. Restricted Stock. Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

(a) Subject to the per participant limitation set forth in Paragraph 4(b), the Committee shall determine the number of Common Shares to be issued to a participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

(b) Restricted Stock awarded to a participant in accordance with the Award shall be subject to the following restrictions until the expiration of such period as the Committee shall determine, from the date on which the Award is granted (the "Restricted Period"): (i) a participant to whom an award of Restricted Stock is made shall be issued, but shall not be entitled to, the delivery of a stock certificate, (ii) the Restricted Stock shall not be transferable prior to the end of the Restricted Period, (iii) the Restricted Stock shall be forfeited and the stock certificate shall be returned to the Company and all rights of the holder of such Restricted Stock to such shares and as a shareholder shall terminate without further obligation on the part of the Company if the participant's continuous employment or performance of services for the Company shall terminate for any reason prior to the end of the Restricted Period, except as otherwise provided in subparagraph 7(c), and (iv) such other restrictions as determined by the Committee in its discretion.

(c) If a participant who has been in continuous employment or performance of services for the Company since the date on which a Restricted Stock Award was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability as defined in Paragraph 13 or by reason of early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Award was granted to him and prior to the end of the Restricted Period of such Award, the Committee may determine to cancel any and all restrictions on any or all of the Common Shares subject to such Award.

8. Performance Grants. The Award of the Performance Grant ("Performance Grant") to a participant will entitle him to receive a specified amount determined by the Committee (the "Actual Value"), if the terms and conditions specified herein and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the following terms and conditions, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an instrument in such form and substance as is determined by the Committee:

(a) Subject to the per participant limitation set forth in Paragraph 4(b), the Committee shall determine the value or range of values of a Performance Grant to be awarded to each participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to the participant (the "Associated Award"). As determined by the Committee, the maximum value of each Performance Grant (the "Maximum Value") shall be: (i) an amount fixed by the Committee at the time the Award is made or amended thereafter, (ii) an amount which varies from time to time based in whole or in part on the then current value of the Common Shares, Other Company Securities or property, or other securities or property, or any combination thereof or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in difference classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Committee.

(b) The award period ("Award Period") related to any Performance Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the participant, the Company, one or more of its subsidiaries or one or more of their divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

(c) The rights of a participant in Performance Grants awarded to him shall be provisional and may be canceled or paid in whole or in part, all as determined by the Committee, if the participant's continuous employment or performance of services for the Company shall terminate for any reason prior to the end of the Award Period.

(d) The Committee shall determine whether the conditions of subparagraph 8(b) or 8(c) hereof have been met and, if so, shall ascertain the Actual Value of the Performance Grants. If the Performance Grants have no Actual Value, the Award and such Performance Grants shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grants have any Actual Value and:

(i) were not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grants earned by the participant to be paid to him or his beneficiary as provided below; or

(ii) were awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grants, in which event no amount in respect thereof shall be paid to the participant or his beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grants to the participant or his beneficiary as provided below, in which event the Associated Award may be canceled or (C) to pay to the participant or his beneficiary as provided below, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

Payment of any amount in respect of the Performance Grants which the Committee determines to pay as provided above shall be made by the Company as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof or in such manner, as determined by the Committee in its discretion. Notwithstanding anything in this Paragraph 8 to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

9. Automatic and Discretionary Stock Options for Non-Employee Directors.

      Automatic Stock Options.
        Nonqualified Stock Options covering 10,000 Common Shares shall be automatically granted to each person who is not an employee of the Company or any of its subsidiaries and who (A) is elected or reelected as a director of the Company at an annual meeting of the Company's stockholders, (B) continues service as a director of the Company after an annual meeting of the Company's stockholders at which the director is not subject to reelection, or (C) is appointed as a director of the Company in accordance with its Bylaws following an annual meeting (each, an "Eligible Director"), on the next business day following each such annual meeting or appointment.
        In addition, Nonqualified Stock Options covering 10,000 Common Shares shall be automatically granted to each Eligible Director who is appointed or reappointed as the chairman of the Audit, Compensation or Strategic Planning Committee of the Board of Directors (or any additional permanent committee of the Board of Directors), on the next business day following each such appointment or reappointment, as the case may be.
        In addition, Nonqualified Stock Options covering 7,500 Common Shares shall be automatically granted to each Eligible Director who is appointed to the Research and Development Committee of the Board of Directors, on the next business day following such appointment. Thereafter, Nonqualified Stock Options covering 3,000 Common Shares shall automatically be granted to each Eligible Director who continues service as a member of the Research and Development Committee of the Board of Directors after an annual meeting of the Company's stockholders, on the next business day following such Eligible Director's continuation of such service.

Each Nonqualified Stock Option automatically granted to an Eligible Director pursuant to this Paragraph 9(a) shall (i) have an option price equal to the fair market value of the Common Shares on the date of grant, (ii) become exercisable in full on the first anniversary following the date of grant; provided, however, that a Nonqualified Stock Option granted to an Eligible Director who is appointed to the Board will become exercisable in full on the next business day following the later of (A) the Company's annual meeting of stockholders next following the grant date or (B) six months following the date of grant and (iii) have a term of ten years from the date of grant. As used herein, the term "subsidiary" means any corporation more than 50% of whose voting stock is owned, directly or indirectly, by the Company.

(b) Discretionary Stock Options. In addition to the automatic grant of Nonqualified Stock Options to Eligible Directors set forth in Paragraph 9(a), the Committee shall have the authority to grant Eligible Directors Nonqualified Stock Options at such times and on such terms as it may determine in its sole discretion, subject however, to the per participant limitation set forth in Paragraph 4(b) and the applicable provisions of Paragraph 5.

10. Deferral of Compensation. The Committee shall determine whether or not an Award shall be made in conjunction with deferral of the participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be

(i) forfeited to the Company or to other participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company),

(ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures and/or

(iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

11. Deferred Payment of Awards. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Company Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

12. Amendment or Substitution of Awards under the Plan. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall adversely affect in a material manner any right of a participant under the Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division or department thereof, on the Plan or on any Award under the Plan. The Committee may, in its discretion, permit holders of Awards under the Plan to surrender outstanding Awards in order to exercise or realize rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan. This Paragraph 12 shall not apply to automatic grants of Nonqualified Stock Options to Eligible Directors pursuant to Paragraph 9(a).

13. Disability. For the purposes of this Plan, a participant shall be deemed to have terminated his employment or performance of services for the Company and any of its subsidiaries by reason of disability, if the Committee shall determine that the physical or mental condition of the participant by reason of which such employment or performance of services terminated was such at that time as would entitle him to payment of monthly disability benefits under any Company disability plan. If the participant is not eligible for benefits under any disability plan of the Company, he shall be deemed to have terminated such employment or performance of services by reason of disability if the Committee shall determine that his physical or mental condition would entitle him to benefits under any Company disability plan if he were eligible therefor.

14. Termination of a Participant. For all purposes under the Plan, the Committee shall determine whether a participant has terminated employment with, or the performance of services for, the Company.

15. Dilution and Other Adjustments. In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all of its assets, any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Award or the number of Common Shares available for Awards, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan. In the event of the proposed dissolution or liquidation of the Company, all outstanding Awards shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

16. Change in Control Provisions.

(a) Impact of Event. In the event of a "Change in Control" as defined in Paragraph 16(b) hereof the following acceleration and valuation provisions shall apply:

(i) Any Stock Appreciation Rights and any Stock Options awarded under the Plan not previously exercisable shall become fully exercisable.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock and other Awards payable in the form of Common Shares, shall lapse and such shares and awards shall be deemed fully vested.

(iii) Any outstanding Performance Grants shall be vested and paid out based on the prorated target results for the Award Periods in question, unless the Committee provides prior to any Change in Control for a different payment.

(iv) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Grants and any other type of Award payable in the form of Common Shares, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Paragraph 16(c) hereof as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change of Control.

(b) Definition of "Change in Control". For purposes of Paragraph 16(a), a "Change in Control" means the happening of any of the following:

(i) When any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing twenty-five percent or more of the combined voting power of the Company's then outstanding securities;

(ii) When, during any period of 12 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 12-month period shall be deemed to have satisfied such 12-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 12-month period) or by prior operation of this Paragraph 16(b)(ii); or

(iii) The approval by the stockholders of the Company of a transaction involving the acquisition of the Company by an entity other than the Company or any subsidiary through purchase of assets, by merger, or otherwise.

(c) Change in Control Price. For purposes of this Paragraph 16, "Change in Control Price" means the highest price per share paid in any transaction reported on any national securities exchange on which the Company's Common Shares are listed, or paid or offered in any bona fide transaction related to a Change in Control of the Company at any time during the sixty-day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cashout occurs under Paragraph 16(a)(iv).

17. Designation of Beneficiary by Participant. A participant may name a beneficiary to receive any payment to which he may be entitled in respect of any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion. The Committee reserves the right to review and approve beneficiary designations. A participant may change his beneficiary from time to time in the same manner, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated beneficiary survives the participant and is living on the date on which any amount becomes payable to such a participant's beneficiary, such payment will be made to the legal representatives of the participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there are any questions as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof, will have no further liability to anyone with respect to such amount.

18. Financial Assistance. If the Committee determines that such action is advisable, the Company may assist any person to whom an Award has been granted in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of the Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes in respect thereof. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company, or the maintenance by the Company of deposits with such bank or third party.

19. Miscellaneous Provisions.

(a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by any participants at any time and for any reason is specifically reserved.

(b) No participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

(c) Except as may be approved by the Committee where such approval does not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act, a participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the participant's lifetime only by him.

(d) No Common Shares, Other Company Securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

(e) It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3 or Section 162(m), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3 or Section 162(m), as the case may be.

(f) The Company shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes).

(g) The expense of the Plan shall be borne by the Company.

(h) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

(i) By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

(j) Fair market value in relation to Common Shares, Other Company Securities or property, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time shall mean such value as determined by the Committee in accordance with applicable law.

(k) The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

(l) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder of any Common Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

(m) The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

20. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act and with other applicable law. No amendment of the Plan shall adversely affect in a material manner any right of any participant with respect to any Award theretofore granted without such participant's written consent, except as permitted under Paragraph 12.

21. Plan Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

(a) upon the adoption of a resolution of the Board terminating the Plan; or

(b) ten years from the date the Plan is initially approved and adopted by the stockholders of the Company; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Committee may make amendments permitted under Paragraph 12.

IN WITNESS WHEREOF, the Company has executed this Plan effective June 21, 2001.

Attest: ___________________________ Title:________________________	NAPRO BIOTHERAPEUTICS, INC. By Kai Larson, Vice President, General Counsel